                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21918

                        Oppenheimer Absolute Return Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: May 31

                      Date of reporting period: 08/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                            Shares        Value
                                                          ----------   -----------
COMMON STOCKS--29.5%
CONSUMER DISCRETIONARY--3.6%
AUTO COMPONENTS--0.3%
Hyundai Mobis                                                    406   $    43,074
AUTOMOBILES--0.3%
Hyundai Motor Co. Ltd., Preference                             1,510        52,897
HOUSEHOLD DURABLES--0.5%
Leggett & Platt, Inc.                                          2,510        45,808
Whirlpool Corp.                                                  779        50,020
                                                                       -----------
                                                                            95,828
MEDIA--1.3%
Groupe Aeroplan, Inc.                                          4,900        40,999
M6 Metropole Television                                        2,210        50,154
PagesJaunes Groupe SA                                          4,099        45,753
Vivendi SA                                                     1,660        47,286
Yellow Pages Income Fund                                       9,500        43,910
                                                                       -----------
                                                                           228,102
MULTILINE RETAIL--0.5%
Nordstrom, Inc.                                                1,609        45,116
Pinault-Printemps-Redoute SA                                     400        46,455
                                                                       -----------
                                                                            91,571
SPECIALTY RETAIL--0.5%
Hikari Tsushin, Inc.                                           2,000        43,014
TJX Cos., Inc. (The)                                           1,211        43,535
                                                                       -----------
                                                                            86,549
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Coach, Inc.                                                    1,480        41,869
CONSUMER STAPLES--3.3%
FOOD & STAPLES RETAILING--1.0%
Alimentation Couche-Tard, Inc.                                 2,800        47,982
Metro AG                                                         769        41,849
UNY Co. Ltd.                                                   5,000        42,171
Whole Foods Market, Inc.(1)                                    1,784        51,879
                                                                       -----------
                                                                           183,881
FOOD PRODUCTS--0.5%
ConAgra Foods, Inc.                                            2,234        45,864
Suedzucker AG                                                  2,092        40,848
                                                                       -----------
                                                                            86,712
PERSONAL PRODUCTS--0.5%
Avon Products, Inc.                                            1,367        43,566
Natura Cosmeticos SA                                           3,133        50,369
                                                                       -----------
                                                                            93,935
TOBACCO--1.3%
Altria Group, Inc.                                             2,510        45,883
Lorillard, Inc.                                                  602        43,808
Philip Morris International, Inc.                                945        43,196
Reynolds American, Inc.                                        1,007        46,030
Souza Cruz SA                                                  1,300        41,524
                                                                       -----------
                                                                           220,441


                      1 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                            Shares        Value
                                                          ----------   -----------
ENERGY--3.2%
ENERGY EQUIPMENT & SERVICES--0.2%
Diamond Offshore Drilling, Inc.                                  478   $    42,743
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS--3.0%
Anadarko Petroleum Corp.                                         891        47,107
CONSOL Energy, Inc.                                            1,184        44,293
Enerplus Resources Fund, Series G                              2,029        42,480
EOG Resources, Inc.                                              577        41,544
Noble Energy, Inc.                                               692        41,838
Penn West Energy Trust                                         3,400        43,822
Provident Energy Trust                                         8,900        46,502
Range Resources Corp.                                            924        44,694
S-Oil Corp.                                                      929        42,772
Spectra Energy Corp.                                           2,357        44,359
Sunoco, Inc.                                                   1,729        46,510
TonenGeneral Sekiyu K.K.                                       5,000        47,824
                                                                       -----------
                                                                           533,745
FINANCIALS--6.8%
CAPITAL MARKETS--1.0%
CI Financial Corp.                                             2,300        42,544
Morgan Stanley                                                 1,510        43,730
Nomura Securities Co. Ltd.                                     5,000        43,853
State Street Corp.                                               845        44,346
                                                                       -----------
                                                                           174,473
COMMERCIAL BANKS--1.0%
Daegu Bank(1)                                                  3,870        45,086
Fukuoka Financial Group, Inc.                                 10,000        44,709
National Bank of Canada                                          825        46,309
Pusan Bank                                                     4,570        41,166
                                                                       -----------
                                                                           177,270
INSURANCE--1.3%
Aioi Insurance Co. Ltd.                                        9,000        44,258
Cincinnati Financial Corp.                                     1,808        46,502
Dongbu Insurance Co. Ltd.                                      1,730        52,638
Marsh & McLennan Cos., Inc.                                    2,117        49,834
Muenchener Rueckversicherungs-Gesellschaft AG                    292        43,452
                                                                       -----------
                                                                           236,684
REAL ESTATE INVESTMENT TRUSTS--2.7%
Fonciere des Regions SA                                          500        52,327
Gecina SA                                                        540        53,556
HCP, Inc.                                                      1,686        48,017
Health Care REIT, Inc.                                         1,085        46,340
ICADE                                                            510        47,524
Japan Prime Realty Investment Corp.                               20        47,824
Japan Retail Fund Investment Corp.                                 9        47,974
Nomura Real Estate Office Fund, Inc.                               7        48,522
Plum Creek Timber Co., Inc.                                    1,368        41,437
Ventas, Inc.                                                   1,255        49,209
                                                                       -----------
                                                                           482,730


                      2 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                            Shares        Value
                                                          ----------   -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.6%
Brookfield Properties Corp.                                    4,700   $    51,690
Leopalace21 Corp.                                              5,100        45,914
                                                                       -----------
                                                                            97,604
THRIFTS & MORTGAGE FINANCE--0.2%
Hudson City Bancorp, Inc.                                      3,110        40,803
                                                                       -----------
HEALTH CARE--1.0%
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Intuitive Surgical, Inc.(1)                                      189        42,092
PHARMACEUTICALS--0.8%
Biovail Corp.                                                  3,300        42,171
Bristol-Myers Squibb Co.                                       2,027        44,858
Merck & Co., Inc.                                              1,474        47,802
                                                                       -----------
                                                                           134,831
INDUSTRIALS--1.6%
AIR FREIGHT & LOGISTICS--0.5%
Deutsche Post AG                                               2,747        47,356
United Parcel Service, Inc., Cl. B                               814        43,516
                                                                       -----------
                                                                            90,872
AIRLINES--0.3%
Deutsche Lufthansa AG                                          3,291        53,078
                                                                       -----------
ELECTRICAL EQUIPMENT--0.5%
GS Yuasa Corp.                                                 5,000        43,405
Schneider Electric SA                                            490        45,357
                                                                       -----------
                                                                            88,762
INDUSTRIAL CONGLOMERATES--0.3%
Hankyu Hanshin Holdings, Inc.                                 10,000        47,931
INFORMATION TECHNOLOGY--2.6%
COMPUTERS & PERIPHERALS--0.3%
Teradata Corp.(1)                                              1,756        47,289
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Hitachi Ltd.                                                  13,000        45,527
INTERNET SOFTWARE & SERVICES--0.3%
eBay, Inc.(1)                                                  2,008        44,457
IT SERVICES--0.5%
Computer Sciences Corp.(1)                                       910        44,454
MasterCard, Inc., Cl. A                                          221        44,781
                                                                       -----------
                                                                            89,235
OFFICE ELECTRONICS--0.2%
Neopost SA                                                       510        42,041
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.2%
Microchip Technology, Inc.                                     1,624        43,117
SOFTWARE--0.8%
NCsoft Corp.(1)                                                  411        44,941
Nintendo Co. Ltd.                                                200        54,078
Salesforce.com, Inc.(1)                                          991        51,403
                                                                       -----------
                                                                           150,422


                      3 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                            Shares        Value
                                                          ----------   -----------
MATERIALS--2.3%
CHEMICALS--0.7%
BASF SE                                                          887   $    46,414
Eastman Chemical Co.                                             866        45,171
Hanwha Chemical Corp.                                          3,790        39,451
                                                                       -----------
                                                                           131,036
METALS & MINING--1.3%
Inchon Iron & Steel Co.(1)                                       774        49,146
Korea Zinc Co.                                                   387        42,051
Newmont Mining Corp.                                           1,058        42,521
ThyssenKrupp AG                                                1,440        48,887
Tokyo Steel Manufacturing Co. Ltd.                             4,000        52,432
                                                                       -----------
                                                                           235,037
PAPER & FOREST PRODUCTS--0.3%
Votorantim Celulose e Papel SA(1)                              2,730        42,847
TELECOMMUNICATION SERVICES--2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
AT&T, Inc.                                                     1,687        43,946
Brasil Telecom Participacoes SA                                5,200        45,359
CenturyTel, Inc.                                               1,406        45,315
Deutsche Telekom AG                                            3,461        46,094
France Telecom SA                                              1,768        44,964
Frontier Communications Corp.                                  6,172        43,883
Telemar Norte Leste SA, A Shares, Preference                   1,700        46,435
Tim Participacoes SA, Preference                              19,900        42,235
Verizon Communications, Inc.                                   1,382        42,897
Windstream Corp.                                               4,884        41,856
                                                                       -----------
                                                                           442,984
UTILITIES--2.6%
ELECTRIC UTILITIES--1.0%
Companhia Energetica de Minas Gerais                           3,087        45,125
CPFL Energia SA                                                2,500        43,946
FPL Group, Inc.                                                  776        43,596
Progress Energy, Inc.                                          1,117        44,151
                                                                       -----------
                                                                           176,818
ENERGY TRADERS--0.2%
Tractebel Energia SA                                           4,291        44,670
MULTI-UTILITIES--1.1%
CMS Energy Corp.                                               3,446        46,211
NiSource, Inc.                                                 3,375        44,584
RWE AG                                                           523        48,361
RWE AG, Preference, Non-Vtg.                                     622        50,738
                                                                       -----------
                                                                           189,894
WATER UTILITIES--0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo          2,600        47,442
                                                                       -----------
Total Common Stocks (Cost $4,698,175)                                    5,241,293


                      4 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                           Principal
                                                            Amount        Value
                                                          ----------   -----------
U.S. GOVERNMENT OBLIGATIONS--2.8%
U.S. Treasury Bills, 0.256%, 12/3/09(2) (Cost $499,684)   $  500,000   $   499,832
EVENT-LINKED BONDS--11.3%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.357%,
   5/22/12(3,4)                                              250,000       240,975
East Lane Re III Ltd. Catastrophe Linked Nts.,
   10.847%, 3/16/12(3,4,5)                                   250,000       253,469
Merna Reinsurance Ltd. Catastrophe Linked Nts., Series
   B, 2.348%, 7/7/10(3,4)                                    250,000       241,119
Osiris Capital plc Catastrophe Linked Combined
   Mortality Index Nts., Series B1, 1.196%, 1/15/10(4)       500,000       705,515
Successor II Ltd. Catastrophe Linked Nts., Series
   CIII, 17.379%, 4/6/10(3,4)                                250,000       236,938
Vega Capital Ltd. Catastrophe Linked Nts., Series D,         250,000       320,625
   0%, 6/24/11(6,7)
                                                                       -----------
Total Event-Linked Bonds (Cost $1,869,203)                               1,998,641

                                                            Shares
                                                          ----------
INVESTMENT COMPANIES--54.6%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
   Shares, 0.01%(8)                                            2,631         2,631
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.33%(8,9)                                              9,693,574     9,693,574
                                                                       -----------
Total Investment Companies (Cost $9,696,205)                             9,696,205
TOTAL INVESTMENTS, AT VALUE (COST $16,763,267)                  98.2%   17,435,971
Other Assets Net of Liabilities                                  1.8       326,803
                                                           ---------   -----------
Net Assets                                                     100.0%  $17,762,774
                                                           =========   ===========

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $499,832. See accompanying Notes.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $972,501 or 5.47% of the Fund's net assets as of August 31, 2009.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(6.) Illiquid security. The aggregate value of illiquid securities as of August
     31, 2009 was $320,625, which represents 1.81% of the Fund's net assets. See accompanying Notes.

(7.) Zero coupon bond reflects effective yield on the date of purchase.

(8.) Rate shown is the 7-day yield as of August 31, 2009.


                      5 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

(9.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES         GROSS        GROSS         SHARES
                                         MAY 31, 2009    ADDITIONS   REDUCTIONS   AUGUST 31, 2009
                                         ------------   ----------   ----------   ---------------
Oppenheimer Institutional Money Market
   Fund, Cl. E                             8,797,104    36,256,657   35,360,187        9,693,574

                                           VALUE      INCOME
                                         ----------   ------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           $9,693,574   $9,938

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

                                                               LEVEL 2--        LEVEL 3--
                                           LEVEL 1--           OTHER          SIGNIFICANT
                                      UNADJUSTED QUOTED     SIGNIFICANT        UNOBSERVABLE
                                           PRICES         OBSERVABLE INPUTS      INPUTS         VALUE
                                      -----------------   -----------------   -------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                $   596,876          $   43,014           $--        $   639,890
   Consumer Staples                          542,798              42,171            --            584,969
   Energy                                    576,488                  --            --            576,488
   Financials                              1,030,830             178,734            --          1,209,564
   Health Care                               176,923                  --            --            176,923
   Industrials                               191,881              88,762            --            280,643
   Information Technology                    371,620              90,468            --            462,088
   Materials                                 265,550             143,370            --            408,920
   Telecommunication Services                442,984                  --            --            442,984
   Utilities                                 458,824                  --            --            458,824
U.S. Government Obligations                       --             499,832            --            499,832
Event-Linked Bonds                                --           1,998,641            --          1,998,641
Investment Companies                       9,696,205                  --            --          9,696,205
                                         -----------          ----------           ---        -----------
Total Investments, at Value               14,350,979           3,084,992            --         17,435,971
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                       --             189,732            --            189,732
Depreciated swaps, at value                       --              82,928            --             82,928
Futures margins                               56,687                  --            --             56,687
Foreign Currency Exchange Contracts               --              34,816            --             34,816
                                         -----------          ----------           ---        -----------
Total Assets                             $14,407,666          $3,392,468           $--        $17,800,134
                                         -----------          ----------           ---        -----------


                      6 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value              $        --          $  (12,292)          $--        $   (12,292)
Depreciated swaps, at value                       --            (293,652)           --           (293,652)
Futures margins                              (16,404)                 --            --            (16,404)
Foreign Currency Exchange Contracts               --             (98,502)           --            (98,502)
                                         -----------          ----------           ---        -----------
Total Liabilities                        $   (16,404)         $ (404,446)          $--        $  (420,850)
                                         -----------          ----------           ---        -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2009 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                   CONTRACT AMOUNT           EXPIRATION                UNREALIZED    UNREALIZED
DESCRIPTION                   BUY/SELL      (000'S)                 DATES         VALUE    APPRECIATION  DEPRECIATION
---------------------         --------  ---------------       ----------------  ---------  ------------  ------------
BANC OF AMERICA
New Taiwan Dollar (TWD)           Sell            9,000  TWD           9/14/09  $ 273,594       $   796       $    --
BANK PARIBAS ASIA - FGN
Hungarian Forint (HUF)             Buy           51,000  HUF           9/14/09    267,782         5,288            --
BARCLAY'S CAPITAL:
Euro (EUR)                         Buy              260  EUR           9/24/09    372,747         2,413            --
South Korean Won (KRW)            Sell          432,000  KRW           9/14/09    345,859         4,364            --
                                                                                                -------       -------
                                                                                                  6,777            --
CITIGROUP:
Canadian Dollar (CAD)             Sell              490  CAD          11/13/09    447,624            --         3,381
Japanese Yen (JPY)                Sell           65,200  JPY          11/13/09    701,054            --        24,003
                                                                                                -------       -------
                                                                                                     --        27,384
CREDIT SUISSE:
New Turkish Lira (TRY)             Buy              400  TRY           9/10/09    266,069            --         4,059
South African Rand (ZAR)           Buy            2,100  ZAR           10/5/09    268,137         2,154            --
                                                                                                -------       -------
                                                                                                  2,154         4,059
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)           Sell               35  AUD          11/20/09     29,384            --           872
British Pound Sterling (GBP)      Sell               65  GBP          11/20/09    105,809         1,133            --
Canadian Dollar (CAD)             Sell              120  CAD          11/20/09    109,621            --         1,215
Euro (EUR)                        Sell              465  EUR          11/20/09    666,625            --        11,428
Japanese Yen (JPY)                Sell           51,000  JPY  9/24/09-11/20/09    548,248            --        11,647
Swiss Franc (CHF)                 Sell               30  CHF          11/20/09     28,353            --           525
                                                                                                -------       -------
                                                                                                  1,133        25,687
GOLDMAN SACHS & CO.:
Brazilian Real (BRR)               Buy              500  BRR           10/2/09    263,780            --         2,135
Brazilian Real (BRR)              Sell              810  BRR           10/2/09    427,324         3,458            --
                                                                                                -------       -------
                                                                                                  3,458         2,135


                      7 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

JP MORGAN CHASE:
Argentine Peso (ARP)               Buy            1,000  ARP           9/28/09    257,137            --           164
British Pound Sterling (GBP)       Buy               20  GBP           9/14/09     32,558            --           402
Hong Kong Dollar (HKD)            Sell            2,100  HKD           10/5/09    271,026            92            --
Japanese Yen (JPY)                 Buy           21,000  JPY           9/14/09    225,707         7,547            --
                                                                                                -------       -------
                                                                                                  7,639           566
RBS GREENWICH CAPITAL:
British Pound Sterling (GBP)       Buy              220  GBP           9/24/09    358,130            --         5,101
Euro (EUR)                         Buy              190  EUR           9/14/09    272,389         4,060            --
Euro (EUR)                        Sell            1,110  EUR          11/13/09  1,591,308            --        23,755
Israeli Shekel (ILS)              Sell            1,000  ILS           9/14/09    263,396            --         4,998
Japanese Yen (JPY)                Sell           25,000  JPY            9/4/09    268,680            --         4,817
                                                                                                -------       -------
                                                                                                  4,060        38,671
SANTANDER INVESTMENTS
Chilean Peso (CLP)                Sell          144,000  CLP           9/30/09    260,516         3,511            --
                                                                                                -------       -------
Total unrealized appreciation and depreciation                                                  $34,816       $98,502
                                                                                                =======       =======


FUTURES CONTRACTS AS OF AUGUST 31, 2009 ARE AS FOLLOWS:

                                                                                                      UNREALIZED
                                                               NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION                                BUY/SELL   CONTRACTS      DATE         VALUE     (DEPRECIATION)
--------------------                                --------   ---------   ----------   ----------   --------------
CAC40 10 Euro Index                                     Sell       8          9/18/09   $  419,302     $ (26,594)
DAX Index                                                Buy       2          9/18/09      392,021        34,179
DAX Index                                               Sell       2          9/18/09      392,021       (37,757)
Euro-Bundesobligation, 10 yr.                            Buy       4           9/8/09      703,214         8,585
FTSE 100 Index                                           Buy       4          9/18/09      320,283        30,919
Japan (Government of) Bonds, 10 yr.                      Buy       5           9/9/09      747,663         4,312
NASDAQ 100 E-Mini Index                                  Buy      19          9/18/09      617,500        33,534
NIKKEI 225 Index                                        Sell      16          9/10/09      896,722       (35,071)
Standard & Poor's 500 E-Mini Index                      Sell      89          9/18/09    4,537,665      (372,128)
Standard & Poor's/Toronto Stock Exchange 60 Index       Sell       4          9/17/09      476,310        (7,625)
U.S. Treasury Long Bonds                                Sell       6         12/21/09      718,500        (3,218)
U.S. Treasury Nts., 2 yr.                               Sell       3         12/31/09      649,031          (947)
U.S. Treasury Nts., 10 yr.                               Buy       2         12/21/09      234,438         1,237
U.S. Treasury Nts., 10 yr.                              Sell       3         12/21/09      351,656        (2,234)
United Kingdom Long Gilt                                 Buy       2         12/29/09      385,759          (287)
                                                                                                       ---------
                                                                                                       $(373,095)
                                                                                                       =========


                      8 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS AS OF AUGUST 31, 2009 ARE AS FOLLOWS:

                                                              PAY/                 UPFRONT
                                       BUY/SELL   NOTIONAL  RECEIVE                PAYMENT                 UNREALIZED
REFERENCE ENTITY/                       CREDIT     AMOUNT    FIXED   TERMINATION  RECEIVED/               APPRECIATION
SWAP COUNTERPARTY                     PROTECTION   (000'S)   RATE       DATE       (PAID)       VALUE    (DEPRECIATION)
-----------------                     ----------  --------  -------  -----------  ---------  ----------  --------------
AMERICAN INTERNATIONAL GROUP, INC.
Morgan Stanley Capital
   Services, Inc.                            Buy  $    250        5%     9/20/14  $ (69,688) $   31,728  $      (37,960)
                                                  --------                        ---------  ----------  --------------
                                           Total       250                          (69,688)     31,728         (37,960)
CAPITAL ONE BANK USA
JPMorgan Chase Bank NA, NY
   Branch                                   Sell       250        1      9/20/14       (774)       (662)         (1,436)
                                                  --------                        ---------  ----------  --------------
                                           Total       250                             (774)       (662)         (1,436)
CARDINAL HEALTH, INC.
Barclays Bank plc                            Buy       200        1      9/20/14      5,225      (6,082)           (857)
                                                  --------                        ---------  ----------  --------------
                                           Total       200                            5,225      (6,082)           (857)
CDX EMERGING MARKET INDEX, SERIES 12
Goldman Sachs International                  Buy       470        5      6/20/14    (71,569)     51,200         (20,369)
                                                  --------                        ---------  ----------  --------------
                                           Total       470                          (71,569)     51,200         (20,369)
DEVON ENERGY
Barclays Bank plc                            Buy       200        1      9/20/14      4,068      (5,114)         (1,046)
                                                  --------                        ---------  ----------  --------------
                                           Total       200                            4,068      (5,114)         (1,046)
HALLIBURTON CO.
Deutsche Bank AG                             Buy       200        1      9/20/14      4,967      (6,082)         (1,115)
                                                  --------                        ---------  ----------  --------------
                                           Total       200                            4,967      (6,082)         (1,115)
INTERNATIONAL PAPER CO.
Goldman Sachs International                 Sell       200        1      9/20/14     14,357      (5,900)          8,457
                                                  --------                        ---------  ----------  --------------
                                           Total       200                           14,357      (5,900)          8,457
MASCO CORP.
Barclays Bank plc                           Sell       250        1      9/20/14     11,783     (15,822)         (4,039)
                                                  --------                        ---------  ----------  --------------
                                           Total       250                           11,783     (15,822)         (4,039)
NORDSTROM, INC.
Deutsche Bank AG                            Sell       250        1      9/20/14      5,537      (8,461)         (2,924)
                                                  --------                        ---------  ----------  --------------
                                           Total       250                            5,537      (8,461)         (2,924)
NORTHROP GRUMMAN SYSTEMS
Goldman Sachs International                  Buy       250        1      9/20/14      8,354      (6,392)          1,962
                                                  --------                        ---------  ----------  --------------
                                           Total       250                            8,354      (6,392)          1,962
XL CAPITAL LTD.
Deutsche Bank AG                            Sell       200        5      9/20/14     (5,808)     21,832          16,024
                                                  --------                        ---------  ----------  --------------
                                           Total       200                           (5,808)     21,832          16,024
Grand Total Buys
                                                                                   (118,643)     59,258        (59,385)
Grand Total Sells                                                                    25,095      (9,013)         16,082
                                                                                  ---------  ----------  --------------
Total Credit Default Swaps                                                        $ (93,548)    $50,245  $      (43,303)
                                                                                  =========     =======  ==============



                      9 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                 TOTAL MAXIMUM POTENTIAL
                                                  PAYMENTS FOR SELLING
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD      CREDIT PROTECTION                            REFERENCE ASSET
PROTECTION                                            (UNDISCOUNTED)       AMOUNT RECOVERABLE*    RATING RANGE**
----------------------------------------------   -----------------------   -------------------   ---------------
Investment Grade Single Name Corporate Debt            $1,150,000                 $--               A to BBB

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF AUGUST 31, 2009 ARE AS FOLLOWS:

                                       NOTIONAL
INTEREST RATE/                          AMOUNT          PAID BY           RECEIVED BY      TERMINATION
SWAP COUNTERPARTY                       (000'S)         THE FUND            THE FUND           DATE       VALUE
-----------------                      --------    ------------------  ------------------  -----------  ---------
CAD BA CDOR:
                                                        Six-Month CAD
JPMorgan Chase Bank NA                 $    640 CAD           BA CDOR               3.620%      8/6/19  $   7,070
                                                        Six-Month CAD
JPMorgan Chase Bank NA                      550 CAD           BA CDOR               3.000      4/30/19    (16,986)
                                       --------                                                         ---------
Total                                     1,190 CAD                                                        (9,916)
DKK CIBOR DKNA13
                                                                            Six-Month DKK
Barclays Bank plc                         5,740 DKK             3.850%       CIBOR DKNA13       8/7/19     (9,697)
JPY BBA LIBOR:
                                                                            Six-Month JPY
Citibank NA                              26,300 JPY             1.236           BBA LIBOR      3/10/19      3,184
                                                                            Six-Month JPY
JPMorgan Chase Bank NA                   26,300 JPY             1.268           BBA LIBOR       3/6/19      2,266
                                                                            Six-Month JPY
JPMorgan Chase Bank NA                   53,300 JPY             1.484           BBA LIBOR       8/7/19     (3,429)
                                       --------                                                         ---------
Total                                   105,900 JPY                                                         2,021
USD BBA LIBOR
                                                          Three-Month
Goldman Sachs Group, Inc. (The)         1,110           USD BBA LIBOR               3.910       8/7/19     24,601
                                                                                                        ---------
Total Interest Rate Swaps                                                                               $   7,009
                                                                                                        =========

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD   Canadian Dollar
DKK   Danish Krone
JPY   Japanese Yen

Abbreviations/Definitions are as follows:

BA CDOR   Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR British Bankers' Association London-Interbank Offered Rate
CDOR      Canada Bankers Acceptances Rate


                      10 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

CIBOR Copenhagen Interbank Offered Rate
DKNA13 Reuters 12-Month CIBOR

TOTAL RETURN SWAP CONTRACTS AS OF AUGUST 31, 2009
ARE AS FOLLOWS:

                                       NOTIONAL
REFERENCE ENTITY/                        AMOUNT            PAID BY         RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                       (000'S)           THE FUND           THE FUND          DATE       VALUE
-----------------                      --------      -----------------  -----------------  -----------  ---------
CUSTOM BASKET OF SECURITIES
                                                         One-Month BBA
                                                            LIBOR plus
                                                         21.1461 basis
                                                         points and if
                                                         negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                           of a custom        of a custom
Deutsche Bank AG                       $  1,777          equity basket      equity basket      10/5/09  $  62,320
KOREA STOCK PRICE INDEX 200
                                                                             If negative,
                                                                             the absolute
                                                          If positive,       value of the
                                                      the Total Return    Total Return of
Citibank NA                             537,948 KRW   of the KOSPI 200      the KOSPI 200      9/10/09    (66,029)
MSCI DAILY TR GROSS EAFE USD INDEX
                                                                            One-Month BBA
                                                                           LIBOR minus 50
                                                                         basis points and
                                                                         if negative, the
                                                          If positive,  absolute value of
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                        Gross EAFE USD     Gross EAFE USD
Citibank NA                               1,645                  Index              Index       5/4/10   (110,678)
MSCI DAILY TR NET AUSTRALIA USD INDEX
                                                         One-Month BBA
                                                         LIBOR plus 50
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                     Net Australia USD  Net Australia USD
Citibank NA                                 326                  Index              Index       6/7/10     21,999
MSCI DAILY TR NET EMERGING
MARKETS SOUTH AFRICA USD INDEX
                                                         One-Month BBA
                                                        LIBOR plus 100
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                          Net Emerging       Net Emerging
                                                         Markets South      Markets South
Morgan Stanley                              296       Africa USD Index   Africa USD Index       4/7/10      7,480
MSCI DAILY TR NET EMERGING
MARKETS USD INDEX
                                                         One-Month BBA
                                                        LIBOR plus 100
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                          Net Emerging       Net Emerging
UBS AG                                      438          Markets Index      Markets Index      5/12/10    (18,274)
MSCI DAILY TR NET SINGAPORE USD
INDEX
                                                         One-Month BBA
                                                         LIBOR plus 50
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                     Net Singapore USD  Net Singapore USD
Citibank NA                                 354                  Index              Index       8/9/10     (6,764)


                      11 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

MSCI DAILY TR NET SPAIN USD INDEX
                                                         One-Month BBA
                                                         LIBOR plus 45
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
                                                         Net Spain USD      Net Spain USD
Morgan Stanley                              199                  Index              Index       3/5/10     32,437
MSCI DAILY TR NET UK USD INDEX
                                                         One-Month BBA
                                                         LIBOR plus 40
                                                      basis points and
                                                      if negative, the
                                                     absolute value of       If positive,
                                                      the Total Return   the Total Return
                                                     of the MSCI Daily  of the MSCI Daily
Morgan Stanley                              359       Net UK USD Index   Net UK USD Index      6/10/10      6,042
S&P 500 CITIGROUP VALUE INDEX
                                                                            One-Month BBA
                                                                           LIBOR minus 15
                                                                         basis points and
                                                                         if negative, the
                                                          If positive,  absolute value of
                                                      the Total Return   the Total Return
                                                        of the S&P 500     of the S&P 500
                                                       Citigroup Value    Citigroup Value
Citibank NA                                 501                  Index              Index       6/2/10    (19,572)
THE BOVESPA INDEX
                                                                             If negative,
                                                          If positive,       the absolute
                                                      the Total Return       value of the
                                                        of the BOVESPA    Total Return of
Citibank NA                                 569 BRR              Index  the BOVESPA Index     10/15/09        501
                                                                                                        ---------
Total of Total Return Swaps                                                                             $ (90,538)
                                                                                                        =========

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR   Brazilian Real
KRW   South Korean Won

Abbreviations are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
BOVESPA     Bovespa Index that trades on the Sao Paulo Stock Exchange
KOSPI       Korean Stock Price Index
MSCI        Morgan Stanley Capital International
S&P         Standard & Poor's
TR          Total Return

SWAP SUMMARY AS OF AUGUST 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually counterparty with whom the Fund has entered into a swap agreement.

Swaps are individually disclosed in the preceding tables.


                      12 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

                                                                          NOTIONAL
                                                SWAP TYPE FROM             AMOUNT
SWAP COUNTERPARTY                              FUND PERSPECTIVE           (000'S)          VALUE
-----------------                       ------------------------------   ---------       ---------
Barclays Bank plc:
                                        Credit Default Buy Protection         $400       $ (11,196)
                                        Credit Default Sell Protection         250         (15,822)
                                        Interest Rate                        5,740 DKK      (9,697)
                                                                                         ---------
                                                                                           (36,715)
Citibank NA:
                                        Interest Rate                       26,300 JPY       3,184
                                        Total Return                           569 BRR         501
                                        Total Return                       537,948 KRW     (66,029)
                                        Total Return                         2,826        (115,015)
                                                                                         ---------
                                                                                          (177,359)
Deutsche Bank AG:
                                        Credit Default Buy Protection          200          (6,082)
                                        Credit Default Sell Protection         450          13,371
                                        Total Return                         1,777          62,320
                                                                                         ---------
                                                                                            69,609
Goldman Sachs Group, Inc. (The)         Interest Rate                        1,110          24,601
Goldman Sachs International:
                                        Credit Default Buy Protection          720          44,808
                                        Credit Default Sell Protection         200          (5,900)
                                                                                         ---------
                                                                                            38,908
JPMorgan Chase Bank NA, NY Branch       Credit Default Sell Protection
                                                                               250            (662)
JPMorgan Chase Bank NA:
                                        Interest Rate                        1,190 CAD      (9,916)
                                        Interest Rate                       79,600 JPY      (1,163)
                                                                                         ---------
                                                                                           (11,079)
Morgan Stanley                          Total Return                           854          45,959
Morgan Stanley Capital Services, Inc.   Credit Default Buy Protection          250          31,728
UBS AG                                  Total Return
                                                                               438         (18,274)
                                                                                         ---------
Total Swaps                                                                              $ (33,284)
                                                                                         =========

Notional amount is reported in U.S.Dollars, except for those denoted in the following currencies:

BRR   Brazilian Real
CAD   Canadian Dollar
DKK   Danish Krone
JPY   Japanese Yen
KRW   South Korean Won

NOTES TO FINANCIAL STATEMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level


                      13 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.


                      14 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                      15 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $307,476, which represents the gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $197,169 as of August 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $294,139. If a contingent feature would have been triggered as of August 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.


                      16 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.


                      17 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.


                      18 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.


                      19 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2009 / Unaudited

ILLIQUID SECURITIES

As of August 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $17,055,124
Federal tax cost of other investments    (4,573,688)
                                        -----------
Total federal tax cost                  $12,481,436
                                        ===========
Gross unrealized appreciation           $   854,631
Gross unrealized depreciation              (971,563)
                                        -----------
Net unrealized depreciation             $  (116,932)
                                        ===========


                      20 | Oppenheimer Absolute Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/09/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/09/2009


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/09/2009